M.S.B. FUND, INC.

MESSAGE FROM THE PRESIDENT:

Dear Fellow Shareholder:

Webster defines a frenzy in two ways. One is "A TEMPORARY MADNESS" and the other is "AN INTENSE, USUALLY WILD AND OFTEN DISORDERLY, COMPULSIVE OR AGITATED ACTIVITY." Both of these definitions can be applied to the technology frenzy that overtook hordes of individual investors last year who were lulled into concluding that if they did not own technology stocks they were missing out on a sure thing. The frenzy became so intense that investors were selling stellar companies with solid track records to jump on the technology bandwagon. Various surveys revealed that in the first quarter of last year right before the tech-wreck began, many individual investors had over 40% of their total equity holdings in technology.

Getting rich quick is a much more difficult proposition than becoming wealthy over time. During the frenetic technology love affair, the M.S.B. Fund portfolio management team continued to adhere to the Fund's investment philosophy of creating shareholder value over time and did not flinch from its investment discipline of investing only in companies that are believed to have the potential of generating rising cash flow and/or earnings over time.

I am very pleased to report that the M.S.B. Fund, Inc. produced a total return of 5.68% for the year ended December 31, 2000. The Fund's three-year, five-year and ten-year average annual returns for the period ending December 31, 2000 were 13.69%, 18.07% and 15.98%, respectively. If a shareholder had invested $10,000 in the Fund at inception in 1964 and reinvested all capital gains and distributions back into the Fund, the investment would have grown to $614,577 by December 31, 2000.

Looking ahead there is no question that economic activity in the United States is slowing and the possibility now exists that the economy could fall into a recession for the first time in a decade. The United States has experienced nine economic contractions and ten economic upturns since World War II. The average contraction lasted just nine months and the average expansion has run over four and one-half years.

During economic contractions, some investors permit fear to blur logical thought and want to get out of the market at any price. They "throw the baby out with the bath water," thus creating attractive long-term buying opportunities for investors that incorporate solid investment principles in their security selection process.

The M.S.B. Fund is poised to capitalize on such opportunities.

Sincerely,

/s/ Joseph R. Ficalora
Joseph R. Ficalora
President

                               M.S.B. FUND, INC.

                             INVESTMENT ACHIEVEMENT

     The following information is a statement of the past record of the Fund and should not be construed as a representation or prediction of future results. The investment return and principal value of an investment in the Fund will fluctuate with changing market conditions so that an investor's shares, when redeemed, may be worth more or less than their original cost.

     The total return of the Fund for various periods is compared with the Standard & Poor's 500 Composite Stock Price Index (S&P 500) and the Dow Jones Industrial Average (DJIA), which are groups of unmanaged securities, and with the Lipper Large Capitalization Value Funds Average, which is a broad equity fund measurement. The S&P 500 and DJIA do not include a reduction of total return for expenses. These results should be considered in light of the makeup of each index, the investment objectives and portfolio composition of the Fund and the periods indicated.

                              AVERAGE ANNUAL
                               TOTAL RETURN
                       -----------------------------
                          PERIODS ENDING 12/31/00
                       -----------------------------
                       1 Year     5 Years   10 Years
                       ------     -------   --------
M.S.B. Fund, Inc.....   5.68 %    18.07%     15.98%
Lipper Large
  Capitalization
  Value Funds
  Average............   1.32 %    15.56%     15.65%
Standard & Poor's 500
  Composite Stock
  Price Index........  (9.10)%    18.33%     17.46%
Dow Jones Industrial
  Average............  (4.85)%    18.11%     17.83%

* Assumes reinvestment of all dividends and distributions and the deduction of all applicable fees and expenses. Data for the Lipper Large Capitalization Value Funds Average, the S&P 500 and DJIA are from Lipper, Inc. The S&P 500 and DJIA do not include a reduction in total return for expenses.

     The following graph shows that an investment of $10,000 in the Fund on December 31, 1990 would have been worth $44,025 on December 31, 2000, assuming all dividends and distributions have been reinvested. A similar investment in the S&P 500, over the same period, would have grown to $49,981.

                               M.S.B. FUND, INC.

                            CUMULATIVE TOTAL RETURN
[LINE GRAPH]

                                                                          MSB FUND                             S&P
                                                                          --------                             ---
1990                                                                      10000.00                           10000.00
1991                                                                      11696.60                           13055.00
1992                                                                      12943.80                           14056.00
1993                                                                      15614.80                           15460.00
1994                                                                      15352.00                           15663.00
1995                                                                      19185.30                           21525.00
1996                                                                      23245.00                           26492.00
1997                                                                      29957.50                           35330.00
1998                                                                      39380.20                           45428.00
1999                                                                      41423.20                           54988.00
2000                                                                      44025.20                           49981.00

                               M.S.B. FUND, INC.

                            TOTAL RETURN COMPARISON

                                  [BAR GRAPH]

INVESTMENT RESULTS, OUTLOOK AND STRATEGIES

M.S.B. FUND, INC.

The M.S.B. Fund's net asset value per share on December 31, 2000 was $20.74 versus $21.09 on December 31, 1999. Shareholders received per share distributions from long-term capital gains of $1.5317 during the year. The Fund's total return for the one-year period ending December 31, 2000 was 5.68%. For comparison purposes, the one-year total return as of December 31, 2000 for the Lipper Large Capitalization Value Funds Average(1) was 1.32%. Total return assumes the reinvestment of all dividends and capital gains and the deduction of all applicable fees and expenses.

During the 9-year period beginning December 31, 1991 and ending December 31, 2000, coinciding with the tenure of the current portfolio management team, the M.S.B. Fund provided an average annual total return of 15.87%. This compares favorably to the 9-year average annual total return of 13.55% for the Lipper Growth & Income Funds Average (1992-1998) / Lipper Large Capitalization Value Funds Average (1999-2000).(2)

The equity markets experienced significant volatility during this past year. As the year began, investors displayed a rabid appetite for almost any technology company and especially those associated with the Internet. Meanwhile, companies perceived to be out of tune with the "New Economy" were reduced in value. However, with the onset of the second quarter, the tide shifted away from the technology sector, and "dot coms" in particular, as these newer companies rapidly burned through their cash reserves without visible signs of future earnings. As the year wore on, technology company bankruptcies became more prevalent and many of the remaining companies fell significantly below their peak valuations, many down 90% or more. As the technology bubble deflated, "Old Economy" companies saw their valuations improve.

As investors with a penchant toward fundamental analysis, we find periods such as the current one very intriguing. A solid understanding of corporate fundamentals provides one with an ability to determine fair valuation. Armed with this material, and an understanding of human behavior, volatility is an ally, not an enemy. By avoiding the temptation to join the masses, an astute investor can capitalize on swings in investor behavior by purchasing fundamentally sound companies at reasonable prices. We believe it is important not to abandon a proven investment philosophy during those unavoidable periods when it seems to be out of step with the existing market environment.

By adhering to these investment principles and underweighting the technology sector, the M.S.B. Fund was able to avoid the debacle that punctuated the year 2000. Our portfolio consists primarily of stocks in the consumer and financial sectors. We have found that these sectors are generally the ones that deliver sustainable earnings growth over extended periods of time. Early in the year, as technology stocks soared, the M.S.B. Fund lagged the indices. However, as the year progressed and technology stocks swooned, the Fund outperformed as investors gravitated towards the types of securities we favor.

During the past year, we continued our focus on large capitalization issues with strong fundamentals available at reasonable prices with the additions of Home Depot and Illinois Tool Works. We eliminated a number of securities whose market prices reflected their full potential in our opinion or whose fundamentals changed so that continued ownership by the Fund was not warranted. These companies included Albertson's, Campbell Soup, Walt Disney and Walgreen.

As the new year begins, we are faced with the prospect of a slowing U.S. economy and the possibility of a recession. As would be expected under such circumstances, our portfolio companies will likely experience slower earnings growth during this period. However, it is during these times that a strong balance sheet becomes a critical component of success. Since the stock market acts as a discounting mechanism, economic downturns often offer the best opportunity for future investment.

Footnote 1: Lipper Analytical Services reorganized its fund classifications during 1999. The Growth & Income category, of which the M.S.B. Fund was a member, no longer exists. The Fund is now included in the Large Capitalization Value category.

Footnote 2: In the interest of continuity, we have added the 1999-December 2000 cumulative return for the Lipper Large Capitalization Value Funds Average to the 1992-1998 cumulative return for the Lipper Growth & Income Funds Average reported in 1998's annual report.

M.S.B. FUND, INC.
SCHEDULE OF PORTFOLIO INVESTMENTS
DECEMBER 31, 2000
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
COMMON STOCK 98.7%

                                                  MARKET
  SHARES                                           VALUE
  ------                                          ------
             ADVERTISING 3.7%
    55,000   Interpublic Group of Cos.,
               Inc............................  $ 2,340,937
             BANKS 5.3%
    50,000   M & T Bank Corp..................    3,400,000
             BEVERAGES -- NON-ALCOHOLIC 3.8%
    40,000   Coca-Cola Co.....................    2,437,500
             BUILDING PRODUCTS -- RETAIL/
               WHOLESALE 2.5%
    35,000   Home Depot, Inc..................    1,599,062
             COMMERCIAL SERVICES 4.6%
    55,000   Cintas Corp......................    2,925,312
             COMPUTER SOFTWARE & SERVICES 6.3%
    40,000   Automatic Data Processing,
               Inc............................    2,532,500
    35,000   Microsoft Corp.*.................    1,518,125
                                                -----------
                                                  4,050,625
             DISTRIBUTOR -- CONSUMER PRODUCTS
               4.7%
   100,000   Sysco Corp.......................    3,000,000
             ELECTRICAL EQUIPMENT 4.9%
    40,000   Emerson Electric Co..............    3,152,500
             ELECTRONICS & SEMICONDUCTORS 2.4%
    50,000   Intel Corp.......................    1,503,125
             FINANCIAL SERVICES 14.5%
    45,000   American Express Co..............    2,472,187
    38,000   Fannie Mae.......................    3,296,500
    50,000   Freddie Mac......................    3,443,750
                                                -----------
                                                  9,212,437

                                                  MARKET
  SHARES                                           VALUE
  ------                                          ------
             FOOD PROCESSING 3.0%
    20,000   Wm. Wrigley Jr., Co..............  $ 1,916,250
             HEALTH CARE -- DIVERSIFIED 4.9%
    30,000   Johnson & Johnson................    3,151,875
             HEALTH CARE -- DRUGS 7.8%
    45,000   Abbott Laboratories..............    2,179,687
    30,000   Merck & Co., Inc.................    2,808,750
                                                -----------
                                                  4,988,437
             HOUSEHOLD PRODUCTS 3.1%
    55,000   Clorox Co........................    1,952,500
             INSURANCE 6.7%
        60   Berkshire Hathaway, Inc.*........    4,260,000
             MANUFACTURING/DIVERSIFIED 2.3%
    25,000   Illinois Tool Works, Inc.........    1,489,062
             OFFICE EQUIPMENT & SUPPLIES 2.9%
    55,000   Pitney Bowes, Inc................    1,821,875
             PERSONAL CARE 2.8%
    50,000   Gillette Co......................    1,806,250
             PUBLISHING -- NEWSPAPERS 3.5%
    35,000   Gannett Co., Inc.................    2,207,187
             RESTAURANTS 2.7%
    50,000   McDonald's Corp..................    1,700,000
             RETAIL -- GENERAL MERCHANDISE
               3.3%
    40,000   Wal-Mart Stores, Inc.............    2,125,000

--------------------------------------------------------------------------------
See Accompanying Notes to Financial Statements.

M.S.B. FUND, INC.
SCHEDULE OF PORTFOLIO INVESTMENTS (CONTINUED)
DECEMBER 31, 2000
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

COMMON STOCKS, CONTINUED

  SHARES
    OR
PRINCIPAL                                         MARKET
  AMOUNT                                           VALUE
---------                                         ------
             RETAIL -- SPECIALTY STORES 3.0%
    75,000   Gap, Inc.........................  $ 1,912,500
                                                -----------
             Total Common Stock
               (Cost $38,461,335).............   62,952,434
                                                -----------
COMMERCIAL PAPER 1.3%
             FINANCIAL SERVICES 1.3%
$  831,000   Household Finance Corp.,
               6.50%, 1/2/01..................      831,000
                                                -----------
             Total Commercial Paper
               (Cost $831,000)................      831,000
                                                -----------

                                                    MARKET
                                                     VALUE
                                                    ------
             Total Investments
               (Cost $39,292,335) (a)...  100.0%  $63,783,434
             Other assets in excess of
               liabilities..............    0.0%       10,908
                                          -----   -----------
             Total Net Assets...........  100.0%  $63,794,342
                                          =====   ===========

(a) Represents cost for federal income tax and financial reporting purposes and differs from value by net realized appreciation of securities as follows:

Unrealized appreciation.....    $25,647,457
Unrealized depreciation.....     (1,156,358)
                                -----------
Net unrealized
  appreciation..............    $24,491,099
                                ===========

*   Non-income producing security.

--------------------------------------------------------------------------------
See Accompanying Notes to Financial Statements.

M.S.B. FUND, INC.
STATEMENT OF ASSETS AND LIABILITIES
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                                                DECEMBER 31,
                                                                    2000
                                                                ------------
ASSETS:
Investment in securities, at value (Cost $39,292,335).......     $63,783,434
Cash........................................................             162
Dividends and interest receivable...........................          29,850
Receivable from adviser.....................................          13,578
Prepaid expenses............................................          25,985
                                                                 -----------
  Total assets..............................................      63,853,009
LIABILITIES:
Accrued expenses payable....................................          58,667
                                                                 -----------
  Total liabilities.........................................          58,667
                                                                 -----------
NET ASSETS, applicable to 3,076,592 shares of Class A
  $.001 par value stock, 5,000,000 shares authorized........     $63,794,342
                                                                 ===========
NET ASSETS:
Par value of capital shares.................................     $     3,077
Additional paid in capital..................................      39,300,166
Net unrealized appreciation on investments..................      24,491,099
                                                                 -----------
NET ASSETS..................................................     $63,794,342
                                                                 ===========
NET ASSET VALUE, offering and redemption price
  per share ($63,794,342/3,076,592 shares)..................     $     20.74
                                                                 ===========

--------------------------------------------------------------------------------
See Accompanying Notes to Financial Statements.

M.S.B. FUND, INC.
STATEMENT OF OPERATIONS
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                                                 YEAR ENDED
                                                              DECEMBER 31, 2000
                                                              -----------------
INVESTMENT INCOME:
  Dividends.................................................     $  698,167
  Interest..................................................         89,198
                                                                 ----------
     Total investment income................................        787,365
                                                                 ----------
EXPENSES:
  Investment advisory.......................................        454,892
  Administration............................................         80,400
  Directors.................................................         50,618
  Transfer agent............................................         85,497
  Legal.....................................................         58,155
  Printing..................................................         46,803
  Insurance.................................................         19,054
  Audit.....................................................         20,192
  Custodian.................................................         29,292
  Registration..............................................         24,304
  Miscellaneous.............................................            308
                                                                 ----------
     Total expenses.........................................        869,515
     Expenses waived and reimbursed.........................        (77,494)
                                                                 ----------
     Net expenses...........................................        792,021
                                                                 ----------
     Net investment loss....................................         (4,656)
                                                                 ----------
REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS:
Net realized gain...........................................      4,288,764
Net change in unrealized appreciation/depreciation..........     (1,123,016)
                                                                 ----------
Net realized and unrealized gain............................      3,165,748
                                                                 ----------
INCREASE IN NET ASSETS RESULTING FROM OPERATIONS............     $3,161,092
                                                                 ==========

--------------------------------------------------------------------------------
See Accompanying Notes to Financial Statements.

M.S.B. FUND, INC.
STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                                                       YEAR ENDED
                                                                      DECEMBER 31,
                                                              ----------------------------
                                                                 2000             1999
                                                              -----------      -----------
INCREASE IN NET ASSETS:
Operations:
  Net investment income (loss)..............................  $    (4,656)     $    17,385
  Net realized gain on investments..........................    4,288,764        5,015,586
  Net change in unrealized appreciation/depreciation on
     investments............................................   (1,123,016)      (1,268,740)
                                                              -----------      -----------
Net increase in net assets resulting from operations........    3,161,092        3,764,231
                                                              -----------      -----------
Distributions to shareholders:
  From net investment income................................           --          (17,385)
  In excess of net investment income........................           --           (3,261)
  From net realized gains on investments....................   (4,454,062)      (4,847,027)
                                                              -----------      -----------
Total distributions to shareholders.........................   (4,454,062)      (4,867,673)
                                                              -----------      -----------
Net increase from capital share transactions (See Note 3)...   (2,567,575)       2,934,755
                                                              -----------      -----------
Total increase (decrease) in net assets.....................   (3,860,545)       1,831,313
NET ASSETS:
  Beginning of year.........................................   67,654,887       65,823,574
                                                              -----------      -----------
  End of year...............................................  $63,794,342      $67,654,887
                                                              ===========      ===========

--------------------------------------------------------------------------------
See Accompanying Notes to Financial Statements.

M.S.B. FUND, INC.
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Selected Data for Each Share of Capital Stock
Outstanding throughout Each Year

                                                                  YEAR ENDED DECEMBER 31,
                                                -----------------------------------------------------------
                                                 2000         1999         1998         1997         1996
                                                 ----         ----         ----         ----         ----
NET ASSET VALUE, beginning of year............  $ 21.09      $ 21.49      $ 17.73      $ 14.60      $ 13.63
                                                -------      -------      -------      -------      -------
INCOME FROM OPERATIONS:
  Net investment income (loss)................       --(2)      0.01         0.01         0.07         0.11
  Net realized and unrealized gain on
     investments..............................     1.18         1.20         5.55         4.10         2.76
                                                -------      -------      -------      -------      -------
     Total from operations....................     1.18         1.21         5.56         4.17         2.87
                                                -------      -------      -------      -------      -------
DISTRIBUTIONS:
  From net investment income..................       --        (0.01)       (0.01)       (0.07)       (0.14)
  From net realized gains on investments......    (1.53)       (1.60)       (1.79)       (0.97)       (1.76)
                                                -------      -------      -------      -------      -------
     Total distributions......................    (1.53)       (1.61)       (1.80)       (1.04)       (1.90)
                                                -------      -------      -------      -------      -------
NET ASSET VALUE, end of year..................  $ 20.74      $ 21.09      $ 21.49      $ 17.73      $ 14.60
                                                =======      =======      =======      =======      =======
Total return..................................    5.68%        5.79%       31.45%       28.88%       21.16%
Ratio of net expenses to average net assets...    1.31%        1.24%        1.32%        1.41%        1.41%
Ratio of net investment income (loss) to
  average net assets..........................   (0.01%)       0.03%        0.02%        0.43%        0.71%
Ratio of expenses to average net assets (1)...    1.43%        1.26%        1.39%        1.55%        1.61%
Portfolio turnover rate.......................      15%          22%          32%          23%          45%
NET ASSETS, end of year (000's)...............  $63,794      $67,655      $65,824      $49,267      $37,358

--------------------------------------------------------------------------------

(1) During certain periods, certain fees were waived and/or reimbursed. If such activity had not occurred, the ratio would have been as indicated.

(2) Net loss per share was less than $0.005.

See Accompanying Notes to Financial Statements.

M.S.B. FUND, INC.
NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 2000

The M.S.B. Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940, as amended, as a diversified open-end management investment company organized as a New York corporation. The Fund was incorporated under the laws of the State of New York on June 8, 1964. The investment objective of the Fund is to achieve long-term growth of capital for its shareholders.

NOTE 1--SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

A--Security Valuation--Securities traded on national exchanges are valued at the closing prices or, in the case of over-the-counter securities, at the mean between closing bid and asked prices as of 4:00 pm eastern time. Short-term instruments maturing within 60 days of the valuation date are valued at amortized cost.

B--Security Transactions and Related Investment Income--Security transactions are accounted for on the trade date, dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. The specific identification method is used in the determination of realized gains and losses on the sale of securities.

C--Dividends to Shareholders--Dividends from net investment income, if any, are declared and paid annually. Net short-term and long-term capital gains, if any, are declared and paid annually.

Distributions from net investment income and from net realized capital gains are determined in accordance with Federal income tax regulations, which may differ from accounting principles generally accepted in the United States. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature (i.e. reclass of market discounts, gain/loss, paydowns and distributions) such amounts are reclassified within the composition of net assets based on their Federal tax-basis treatment; temporary differences do not require reclassification. Distributions to shareholders which exceed net investment income and net realized capital gains for financial reporting purposes but not for tax purposes are reported as distributions in excess of net investment income or net realized gains. To the extent such distributions exceed net investment income and net realized gains for tax purposes, they are reported as distributions of capital.

D--Federal Income Taxes--No provision has been made for Federal income tax, since it is the intention of the Fund to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its ordinary taxable income and net capital gains to its shareholders.

E--Management Estimates--The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

F--Accounting Standards Issued But Not Yet Adopted--On November 21, 2000, the American Institute of Certified Public Accountants (AICPA) issued the AICPA Audit and Accounting Guide "Audits of Investment Companies" (the Guide), effective for annual financial statements issued for fiscal years beginning after December 15, 2000. Management of the Fund does not expect any material impact on results of operations or financial condition of the Fund upon adoption of the provisions of the Guide.

M.S.B. FUND, INC.
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
DECEMBER 31, 2000

NOTE 2--FEES

Shay Assets Management, Inc. (the "Investment Adviser") is the investment adviser to the Fund. The Investment Adviser is a wholly-owned subsidiary of Shay Investment Services, Inc. ("SISI"), which is controlled by Rodger D. Shay, a Vice President of the Fund.

The Investment Adviser receives fees from the Fund, computed at an annual rate of 0.75% of the first $100,000,000 of the Fund's average daily net assets and 0.50% of average daily net assets in excess of $100,000,000. The fee payable to the Investment Adviser is reduced (but not below zero) to the extent expenses (exclusive of professional fees, such as legal and audit fees, directors' fees and expenses, and distribution expenses, if any, payable under Rule 12b-1) exceed 1.10% of the Fund's average daily net assets for any fiscal year during the term of the Fund's agreement with the Investment Adviser. This limitation resulted in a waiver of the Investment Adviser's fees totaling $53,245 for the year ended December 31, 2000.

Shay Financial Services, Inc. (the "Distributor") is the distributor for the Fund. The Distributor is also a wholly-owned subsidiary of SISI. The Distributor receives no compensation for its distribution services.

BISYS Fund Services Ohio, Inc., is a subsidiary of The BISYS Group, Inc. (the "Administrator", the "Transfer Agent"). As compensation for its administrative services, the Fund pays the Administrator a minimum monthly fee plus out-of-pocket expenses. The administrator waived approximately 25% of its administrative fee for the year ended December 31, 2000. The waiver amounted to $19,749. As compensation for its services as transfer agent, the Fund pays the Transfer Agent a minimum monthly fee plus out-of-pocket expenses. The transfer agent waived approximately 5% of its fee for the year ended December 31, 2000. The waiver amounted to $4,500.

NOTE 3--CAPITAL STOCK

At December 31, 2000, there were 5,000,000 shares of $.001 par value capital stock authorized. Transactions in capital stock for the years ended December 31, 2000 and 1999, respectively, were as follows:

                                                                   SHARES             AMOUNT
                                                                   (000)              ($000)
                                                                ------------    ------------------
                                                                2000    1999      2000       1999
                                                                ----    ----      ----       ----
Shares sold.................................................     136     266    $  2,687    $5,808
Shares issued in reinvestment of dividends..................     180     194       3,664     4,000
                                                                ----    ----    --------    ------
                                                                 316     460       6,351     9,808
Shares redeemed.............................................    (447)   (316)     (8,919)   (6,873)
                                                                ----    ----    --------    ------
Net increase/(decrease).....................................    (131)    144    $ (2,568)   $2,935
                                                                ====    ====    ========    ======

NOTE 4--PURCHASES AND SALES OF SECURITIES

The cost of purchases and the proceeds from sales of investments, exclusive of short-term investments, for the year ended December 31, 2000, were $9,114,204 and $15,744,550, respectively.

NOTE 5--FEDERAL INCOME TAX INFORMATION (UNAUDITED)

During the year ended December 31, 2000, the Fund declared long-term capital gain distributions of $4,454,062.

REPORT OF INDEPENDENT PUBLIC ACCOUNTANTS

To the Shareholders and Board Directors of M.S.B. Fund, Inc.:

We have audited the accompanying statement of assets and liabilities of M.S.B. Fund, Inc. (a New York corporation), including the schedule of portfolio investments, as of December 31, 2000, and the related statement of operations for the year then ended, and the statements of changes in net assets and the financial highlights for each of the two years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for each of the three years in the period ended December 31, 1998 were audited by other auditors whose report thereon dated February 5, 1999, expressed an unqualified opinion on those financial highlights.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2000, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of M.S.B. Fund, Inc. as of December 31, 2000, the results of its operations for the year then ended, and the changes in its net assets and its financial highlights for each of the two years in the period then ended, in conformity with accounting principles generally accepted in the United States.

ARTHUR ANDERSEN LLP

Columbus, Ohio,
February 2, 2001

                                     Notes

                                     Notes

                                     M.S.B.
                                   FUND, INC.

OFFICERS

Joseph R. Ficalora
President

Michael J. Gagliardi
First Vice President

William A. McKenna, Jr.
Second Vice President

Rodger D. Shay
Vice President and Assistant
  Secretary

Edward E. Sammons, Jr.
Vice President and Secretary

John J. McCabe
Vice President

Mark F. Trautman
Vice President

Steven D. Pierce
Treasurer

Alaina V. Metz
Assistant Secretary

BOARD OF DIRECTORS

Malcolm J. Delaney

Timothy A. Dempsey

Harry P. Doherty

Joseph R. Ficalora

David Freer, Jr.

Michael J. Gagliardi

David F. Holland

William A. McKenna, Jr.

M.S.B.
FUND, INC.

M.S.B. FUND, INC.
c/o Shay Financial Services, Inc.
230 West Monroe Street
Chicago, Illinois 60606
Telephone 800-661-3938

INVESTMENT ADVISER
Shay Assets Management, Inc.
200 Park Avenue
45th Floor
New York, New York 10166

DISTRIBUTOR
Shay Financial Services, Inc.
230 West Monroe Street
Chicago, Illinois 60606

ADMINISTRATOR, TRANSFER AGENT,
REGISTRAR AND DIVIDEND PAYING AGENT
BISYS Fund Services Ohio, Inc.
3435 Stelzer Road
Columbus, Ohio 43219

CUSTODIAN
The Bank of New York
100 Church Street
New York, New York 10286

LEGAL COUNSEL
Hughes Hubbard & Reed LLP
One Battery Park Plaza
New York, New York 10004

INDEPENDENT ACCOUNTANTS
Arthur Andersen LLP
Huntington Center
Suite 2100
41 South High Street
Columbus, Ohio 43215

[M.S.B. FUND, INC. LOGO]

ANNUAL REPORT
 .............................
December 31, 2000

M.S.B. FUND, INC.
DECEMBER 31, 2000

SHAREHOLDERS VOTING RESULTS (UNAUDITED):

The Annual Meeting of Shareholders of the M.S.B. Fund, Inc., was held on April 20, 2000, at which the shareholders voted on three proposals. Each proposal and the results of the voting are set forth below.

A--Approval of Certificate of Incorporation--The first proposal concerned the approval of the Fund's Certificate of Incorporation and By-laws. The results for the voting for the proposal were 1,767,782 for, 53,453 against, and 45,120 abstaining.

B--Election of Directors--The second proposal concerned the election of two directors to serve a term of office of three years each:

                                                       EXPIRATION
                                                         OF TERM         FOR
                                                         -------         ---
Timothy A. Dempsey....................................    2003        1,818,131
David F. Holland......................................    2003        1,818,158

In addition, Messrs. Malcom J. Delaney, Harry P. Doherty, Joseph R. Ficalora, David Freer, Jr., Michael J. Gagliardi, and William A. McKenna, Jr. continue as members of the Board of Directors.

B--Ratification of Independent Auditors--The third proposal concerned the ratification of the selection of Arthur Andersen LLP as Independent Auditors of the Fund for the fiscal year ending December 31, 2000. The results of the voting for the proposal were 1,811,517 for, 14,254 against, and 40,584 abstaining.